UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2007

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

10240 Sorrento Valley Road, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 320-8000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Websense, Inc. on October 4, 2007, to include the historical consolidated financial statements of SurfControl Limited (formerly known as SurfControl plc), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of SurfControl Limited as of 30 June 2007, 2006 and 2005 and for each of the three years in the period ended 30 June 2007, are filed as Exhibit 99.1 to this amendment and incorporated in their entirety into this Item 9.01(a) herein by reference.

 (b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements, including unaudited pro forma combined statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006, unaudited pro forma combined balance sheet as of September 30, 2007, and notes to the unaudited pro forma combined financial statements are furnished as Exhibit 99.2 and are incorporated in their entirety into this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description

2.1

Transaction Agreement by and among Websense, Inc. and Websense SC Operations Limited and SurfControl Limited, dated April 26, 2007 (previously filed as an exhibit to our Form 8-K filed on May 2, 2007 and incorporated herein by reference).

23.1	Consent of KPMG Audit Plc, Independent Auditors of SurfControl Limited.

99.1

Audited consolidated financial statements of SurfControl Limited as of 30 June 2007, 2006 and 2005 and for each of the three years in the period ended 30 June 2007 and Report of Independent Auditors thereon.

99.2	Unaudited pro forma financial information listed in Item 9.01(b) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: December 14, 2007	/s/ Dudley Mendenhall
Dudley Mendenhall
Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1

Transaction Agreement by and among Websense, Inc. and Websense SC Operations Limited and SurfControl Limited, dated April 26, 2007 (previously filed as an exhibit to our Form 8-K filed on May 2, 2007 and incorporated herein by reference).

23.1	Consent of KPMG Audit Plc, Independent Auditors of SurfControl Limited.

99.1

Audited consolidated financial statements of SurfControl Limited as of 30 June 2007, 2006 and 2005 and for each of the three years in the period ended 30 June 2007 and Report of Independent Auditors thereon.

99.2	Unaudited pro forma financial information listed in Item 9.01(b) above.